Exhibit 99.2

2017 EARNINGS PRESENTATION PeerStream, Inc. | Ticker: PEER

safe harbor

This presentation is for discussion purposes only. Certain material is based upon third party information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.

Certain statements in this presentation constitute "forward-looking statements" relating to PeerStream, Inc. ("PEER," "PeerStream" or the "Company") made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. In some cases, you can identify these statements by words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "optimistic," "potential," "future" or "continue," and variations of such words and other comparable terminology. All forward-looking statements speak only as of the date on which they are made. Readers are specifically directed to the Company's filings with the Securities and Exchange Commission for a description of certain risks, uncertainties and assumptions and to the discussion under "Risk Factors" in the Company's most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other Securities and Exchange Commission filings. These risks and uncertainties, as well as other risks and uncertainties of which the Company is not aware of or which the Company does not currently believe to be material, may cause actual future results to be materially different than those expressed by these forward-looking statements. In addition, there can be no assurance that actual results will meet expectations. Actual results could differ materially because of a number of factors, including, without limitation, factors such as:

the Company's plans related to the use of blockchain technology, including blockchain investments and partnerships;

the Company's ability to effectively develop and launch PeerStream Protocol and to generate user and developer support for PeerStream Protocol;

the Company's ability to effectively market and generate revenue from its new business solutions unit;

the Company's heavy reliance on a limited number of third party platforms to run the Company's applications;

the Company's ability to obtain additional capital or financing to execute its business plan;

the Company's reliance on its executive officers;

the intense competition in the Company's industry;

the Company's ability to release new applications or improve upon existing applications and derive revenue therefrom;

the Company's ability to develop, establish and maintain strong brands;

the Company's ability to update its applications to respond to trends and preferences;

the Company's ability to adapt or modify the Company's applications for the international market and derive revenue therefrom; and

the Company's ability to generate subscribers through advertising and marketing agreements with third party advertising and marketing providers.

The Company's actual results, performance and achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. We do not assume responsibility for the accuracy or completeness of any forward-looking statement and you should not rely on forward-looking statements as predictions of future events. We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed herein, except to the extent required by applicable securities laws.

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Snap Interactive is now PeerStream

PEERSTREAM

LEGACY	INVESTMENT IN NEW OPPORTUNITY	NEW STRATEGIC DIRECTION
• Consumer social video apps for meeting new people • Innovative technology supporting live multimedia communications within proprietary apps	• Enhanced technology platform for multimedia delivery • Early innovation in blockchain for P2P content delivery • Cultivating B2B relationships in surging market for multimedia streaming	• Multimedia streaming and communications tech platform, fortified with blockchain • Consumer social video apps • Business solutions via technology licensing, integration and support

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our innovative decentralized technologies power multimedia social apps and will enable business communications solutions worldwide billions of video and text communications sent 3 with > 100 MM users each since inception 3 apps 75 26 Developers in 4 tech centers* patents company overview *includes contractors TECHNOLOGY PLATFORM CONSUMER APPS BUSINESS SOLUTIONS POWERED BY BLOCKCHAIN 4 Apps + Technology Supporting Live Multimedia Streaming and Communications POWERED BY BLOCKCHAIN

CROWD - SOURCED COMPUTING BANDWIDTH blockchain can help form a global peer - to - peer network that can be used to deliver media CRYPTO TOKENS blockchain can support multimedia networks MEDIATES PAYMENTS CONSENSUS ALGORITHM MEDIATES PAYMENTS BLOCKCHAIN TECHNOLOGY GLOBAL P2P NETWORK 5

APPS THAT GENERATE LIVE MULTIMEDIA CONTENT B2B APPS CONSUMER APPS social networks live video streaming video chat video conferencing workforce collaboration sales demos AUDIENCE OF END USERS PeerStream Protocol (“PSP”) is expected to harness the scalability, security and cost efficiency of P2P multimedia content delivery for the benefit of third party developers we are building PSP to address this opportunity 6 PSP

TECHNOLOGY PLATFORM Apps CONSUMER APPS BUSINESS SOLUTIONS POWERED BY BLOCKCHAIN MULTIMEDIA CONTENT DELIVERY legacy distributed + PSP technology platform will support two lines of business 7 one of the world’s largest live video chat communities enabling users to connect and communicate across multiple devices, offering: US - focused, worldwide video chat community targeting users over 35 Asia - centric video chat community targeting users from 18 - 35 US - focused video chat community targeting users 18 - 35 Prominent, game - like dating app targeting users over 35 SHARED COMMON INTERESTS consumer apps business: social video apps 24/7 ENTERTAINMENT A PLATFORM FOR FREE EXPRESSION CONNECTION TO FAMILY/FRIENDS 8

cheap bandwidth and better mobile hardware has made video a killer app in web 3.0, and app developers are incorporating video more than ever before business solutions : the digital video opportunity August 2017 9 business solutions: the blockchain opportunity The global blockchain market size is expected to grow from $411 MM in 2017 to $7.7 B by 2022, at a compound annual growth rate of 79.6% global demand for blockchain fueled by: demand for distributed ledger technology transparency faster transactions reduced total cost of ownership increasing demand for simplified business processes rising adoption of blockchain - as - a - service 10 business solutions: b2b multimedia delivery services

PeerStream Business Solutions offer a range of services related to real-time media delivery and communications for corporate clients, leveraging our blockchain technology and platform

PeerStream plans to draw upon its technology platform and assets to provide business solutions

- 15+ years of multimedia streaming expertise
- billions of multimedia messages sent to 100MMs of users
- 75 Developers*
- developers of PSP using blockchain technology

Turnkey Video Solutions	Technology Licensing	Technical Support	Blockchain Strategy Consulting	Blockchain Software Implementation

*Including contractors

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business services: case study

ProximaX has agreed to use PeerStream Protocol (PSP) for multimedia streaming and messaging

ProximaX

THE PROJECT

- Next generation blockchain protocol founded on NEM technology
- Enhanced utility with storage and media streaming/messaging layers
- Led by Blockchain pioneer Lon Wong, President of NEM.io Foundation
- Anticipating an ICO in Q2 2018

THE ENGAGEMENT

- PeerStream to supply multimedia streaming and communication solution
- Licensing and integration of PSP into ProximaX
- Contingent on successful ICO, service fees payable in cash and ProximaX tokens*

PEER HIGHLIGHTS

- First client for Business Solutions services
- High profile PSP adopter; great tech validation
- Potential to accelerate PEER blockchain tech

* Terms are contingent upon completed ICO with proceeds of at least $30MM. Cash fees and tokens paid upon funding and subsequent milestones

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Subscriptions • f reemium model with subscriptions that expand access and unlock status Advertising Revenue • d riven by ad networks and direct - to - advertiser relationships Virtual Gifts and Micro - transactions • v irtual gifts enhance status and build relationships • m icro - transactions permit one - time premium access CONSUMER APPS BUSINESS SOLUTIONS USER MONETIZATION TODAY FUTURE POTENTIAL REVENUE STREAMS multiple potential revenue streams Licensing Services Support 13 financial highlights 14 • FY2017 revenues of $ 24.8MM , an 18.4% increase vs. FY2016 , driven primarily by the completion of the AVM Merger ; • Net loss was approximately $ 5.7MM for FY2017 , including $815 thousand of one - time expenses*; • Adjusted EBITDA was approximately $(1.9)MM for FY2017 , including $815 thousand of one - time expenses*; • Net cash flow for FY2017 was ($26) thousand , an improvement from ($2,514) thousand for FY2016 ; and • Completed a $1.0 million equity funding by Hershey Strategic Capital to further our blockchain development initiative. *One - time expenses primarily related to legal and consulting fees for the cancelled LiveXLive merger, and a one - time lease cancellation fee revenue growth driven by the addition of pre - merger PeerStream YE 2016 Y E 201 7 Subscription Revenue $ 18,648 $ 2 2,899 Advertising Revenue $ 2,341 $ 1,943 Total Revenue $ 20,989 $ 24,842 12/31/17 18.4% total revenue 22.8% subscription growth 1 revenue growth 1 PeerStream merged with A.V.M. Software in October 2016. Please see public disclosures for additional information revenues 15 $18,648 $22,899 $2,341 $1,943 $0 $8,000 $16,000 $24,000 $32,000 YE 2016 YE 2017 YTD Revenue ($ in 000s) Subscription Revenue Advertising Revenue

2017 Adj. EBITDA was ($1,116) thousand, which excludes one - time expenses of $815 thousand *Excludes nonrecurring one time expenses for YE 2016 of $1.1 million primarily related to the AVM Merger and for YE 2017 of $ 815 thousand primarily related to a lease cancellation fee and the LiveXLive proposed merger. adjusted EBITDA 16 $12 $(1,931) ($2,500) ($2,000) ($1,500) ($1,000) ($500) $0 $500 YE 2016 YE 2017 Adjusted EBITDA ($ in 000s) $1,117 $(1,116) ($1,350) ($900) ($450) $0 $450 $900 $1,350 YE 2016 YE 2017 Adjusted EBITDA excluding one - time expenses* ($ in 000s)

• Net cash flow for the year ended December 31, 2017 improved to ($26) thousand from ($2,514) thousand for the year ended December 31, 2016 • Cash and cash equivalents of approximately $4.1 million at December 31, 2017; $0 debt cash flows 17 $(2,514) $(26) ($3,000) ($2,500) ($2,000) ($1,500) ($1,000) ($500) $0 $500 YE 2016 YE 2017 Net Cash Flow ($ in 000s) $(407) $(731) ($800) ($600) ($400) ($200) $0 YE 2016 YE 2017 Cash Flow From Operations ($ in 000s)

Non - GAAP Financial Measures Adjusted EBITDA is defined as net income (loss) adjusted to exclude interest expense, net, income tax (benefit), depreciation an d amortization expense, loss on disposal of property and equipment, other income, net and stock - based compensation expense. The Company presents Adjusted EBITDA because it is a key measure used by the Company

’s management and its Board of Directors to understand and evaluate the Company’s core operating performance and trends, to develop short - and long - term operational plans, and to allocate resources to expand the Company’s business. In particular, the exclusion of certain expenses in calculating Adjusted EBITDA can provide a useful measure for period - to - period c omparisons of the cash operating income generated by the Company’s business. The Company believes that Adjusted EBITDA is useful to investors and others to understand and evaluate the Company’ s o perating results and it allows for a more meaningful comparison between the Company’s performance and that of competitors. Management also presents Adjusted EBITDA excluding non - recurring one - time expenses because the Company believes that excluding expenses related to the merger is useful to investors for comparing our Adjusted EBITDA for the fiscal years ended December 3 1, 2016 and 2017 to our Adjusted EBITDA reported for other periods. Management uses these non - GAAP financial measures internally in analyzing the Company's financial results to assess operational performance and to determine the Company's future capital requirements.The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP. Some limitations of Adjusted EBITDA as a financial measure include that: • Adjusted EBITDA does not (i) reflect cash capital expenditure requirements for assets underlying depreciation and amortizatio n e xpense that may need to be replaced or for new capital expenditures; (ii) reflect the Company's working capital requirements; or (iii) consider the potentially dilutive impact of stock - based compen sation; and • Other companies, including companies in our industry, may calculate Adjusted EBITDA differently or choose not to calculate Ad jus ted EBITDA at all, which reduces its usefulness as a comparative measure. Because of these limitations, you should consider this non - GAAP financial information along with other financial performance mea sures reported in our filings with the Securities and Exchange Commission, including total revenues, subscription revenue, deferred revenue, net income (loss), cash and cash equivalents, r est ricted cash, net cash used in operating activities and our financial results presented in accordance with GAAP. The following unaudited table presents a reconciliation of net loss, the most directly comparable financial measure calculate d a nd presented in accordance with GAAP, to Adjusted EBITDA for the years ended December 31, 2017 and 2016 (in thousands): non - GAAP reconciliation: adjusted EBITDA 18